Exhibit 24.1

POWER OF ATTORNEY

       The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company's 1994 Executive Stock Option and Restricted Stock Plan (as amended and restated effective May 1, 2001) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 5th day of July, 2001.

/s/ J. Thomas Bouchard J. Thomas Bouchard

POWER OF ATTORNEY

       The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company's 1994 Executive Stock Option and Restricted Stock Plan (as amended and restated effective May 1, 2001) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 9th day of July, 2001.

/s/ Nancy G. Brinker Nancy G. Brinker

POWER OF ATTORNEY

       The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company's 1994 Executive Stock Option and Restricted Stock Plan (as amended and restated effective May 1, 2001) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 3rd day of July, 2001.

/s/ Willie D. Davis Willie D. Davis

POWER OF ATTORNEY

       The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company's 1994 Executive Stock Option and Restricted Stock Plan (as amended and restated effective May 1, 2001) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 3rd day of July, 2001.

/s/ Dudley J. Godfrey, Jr. Dudley J. Godfrey, Jr.

POWER OF ATTORNEY

       The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company's 1994 Executive Stock Option and Restricted Stock Plan (as amended and restated effective May 1, 2001) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of July, 2001.

/s/ Marvin B. Goodman Marvin B. Goodman

POWER OF ATTORNEY

       The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company's 1994 Executive Stock Option and Restricted Stock Plan (as amended and restated effective May 1, 2001) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 9th day of July, 2001.

/s/ J. Ira Harris J. Ira Harris

POWER OF ATTORNEY

       The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company's 1994 Executive Stock Option and Restricted Stock Plan (as amended and restated effective May 1, 2001) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 2nd day of July, 2001.

/s/ Terry A. Hueneke Terry A. Hueneke

POWER OF ATTORNEY

       The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company's 1994 Executive Stock Option and Restricted Stock Plan (as amended and restated effective May 1, 2001) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 4th day of July, 2001.

/s/ Dennis Stevenson Dennis Stevenson

POWER OF ATTORNEY

       The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company's 1994 Executive Stock Option and Restricted Stock Plan (as amended and restated effective May 1, 2001) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 11th day of July, 2001.

/s/ John R. Walter John R. Walter

POWER OF ATTORNEY

       The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Company's 1994 Executive Stock Option and Restricted Stock Plan (as amended and restated effective May 1, 2001) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 9th day of July, 2001.

/s/ Edward J. Zore Edward J. Zore